Exhibit 4.8

REGISTRATION RIGHTS AGREEMENT

Dated as of September 15, 2016

- i -

INDEX OF DEFINITIONS

Page
ADS Depositary Bank	6
ADSs	6
Agreement	1
Blackout Period	6
Business Day	6
Commission	6
Company	1
Convertible Bonds	6
Exchange Act	6
Filing Date	6
Form F-3	6
Form F-6	6
Free Writing Prospectus	2
Governmental Authority	7
Holder	7
Law	7
Losses	5
Ordinary Shares	7
Party	7
Person	7
Questionnaire	4
Registrable Securities	7
Securities Act	8
Shelf Registration Statement	1
Warrants	8

- ii -

REGISTRATION RIGHTS AGREEMENT, dated as of September 15, 2016 (this “Agreement”), among Materialise NV, a limited liability company (naamloze vennootschap) organized and existing under the laws of the Kingdom of Belgium (the “Company”), and the holders of Ordinary Shares, Warrants and/or Convertible Bonds that are Party to this Agreement.

W I T N E S S E T H:

WHEREAS, as a result of certain administrative difficulties associated with the deposit of unregistered Ordinary Shares with the ADS Depositary Bank, the Company has determined to grant registration rights to the holders of Ordinary Shares, Warrants and/or Convertible Bonds that are Party to this Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

REGISTRATION

1.1 Shelf Registration Statement.

(a) Provided that the Company remains qualified for the use of a registration statement on Form F-3, the Company shall file with the Commission, by the Filing Date (assuming each Holder has timely provided a duly completed Questionnaire (as defined below) pursuant to Section 1.4(a) below), a registration statement on Form F-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), registering all Registrable Securities then held by the Holders and including a plan and method of distribution, substantially in the form of Exhibit A hereto.

(b) Subject to Section 1.1(c), the Company will use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable and to keep the Shelf Registration Statement continuously effective until the earlier of (i) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise cease to be Registrable Securities; and (ii) the date on which this Agreement terminates pursuant to Section 3.1.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Holders whose Registrable Securities are registered under the Shelf Registration Statement, to require such Holders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period. In the event of a Blackout Period, the Company shall notify in writing such Holders that, in the good faith judgment of the Company, the conditions described in the definition of Blackout Period are met. After the expiration of any Blackout Period and without any further request from a Holder of Registrable Securities, the

Company to the extent necessary shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Notwithstanding anything herein to the contrary, in no event shall Registrable Securities be offered and sold pursuant to the Shelf Registration Statement and prospectus relating thereto pursuant to an underwritten offering.

1.2 Registration Procedures.

(a) In connection with the Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable (to the extent the Company has not yet taken such action), subject to the provisions of Section 1.1:

(i) prepare and file with the Commission such registration statement to effect registration in accordance with the intended plan and method of distribution, substantially in the form of Exhibit A hereto, and thereafter use reasonable best efforts to cause such registration statement to become and remain effective pursuant to the terms of this Article I;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to the terms of this Article I, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iii) furnish to the Holders such number of conformed copies of such registration statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holders;

(iv) use reasonable best efforts to cause such Registrable Securities to be listed on the NASDAQ Global Select Market or such other securities exchange on which the ADSs are then listed;

(v) as promptly as reasonably practicable notify in writing the Holders of the following events: (A) the filing of such registration statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the Commission or any other Governmental Authority for amendments or supplements to such registration statement or the prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings by any Person for that purpose; and (D) subject to the provisions of this Agreement relating to a Blackout Period, upon the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of such registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of any Holder, promptly as reasonably practicable prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such registration statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(vi) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement.

(b) Subject to Section 1.4(a), the Company may require each Holder to furnish the Company in writing such information regarding each Holder and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by the Shelf Registration Statement.

(c) Each Holder agrees that (i) upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C) or (D) of Section 1.2(a)(v), such Holder shall forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus relating thereto until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.2(a)(v), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus and (ii) upon receipt of any notice from the Company of termination of this Agreement pursuant to clauses (a) or (b) of Section 3.1, such Holder shall, as of the effective date of such termination, discontinue such Holder’s disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus relating thereto.

(d) Each Holder agrees that it will notify the Company, in writing, once all of its Registrable Securities have been sold, regardless of whether the sale was pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or otherwise (including the sale thereof in the form of ADSs registered pursuant to an effective registration statement on Form F-6).

(e) Each Holder agrees that it will not make any offer relating to the Registrable Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a Free Writing Prospectus, required to be filed with the Commission.

1.3 Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under this Agreement; provided, however, that the Company shall have no obligation to pay for (i) any commissions or transfer taxes of any selling Holder, (ii) the fees, if any, payable to the ADS Depositary Bank in connection with issuance by the ADS Depositary Bank of ADSs as Registrable Securities, or (iii) the fees, disbursements and expenses of any counsel to any Holder.

1.4 Miscellaneous.

(a) Each Holder of Registrable Securities shall return promptly to the Company the selling shareholder questionnaire set forth in Exhibit B (the “Questionnaire”) and such other information regarding each Holder that the Company may reasonably request in connection with the Shelf Registration Statement to be filed by it for the benefit of the Holders pursuant to this Agreement. If the Company has not received the Questionnaire from a Holder on or before September 15, 2016, the Company may file the Shelf Registration Statement without including Registrable Securities of such Holder. Such failure to include in the Shelf Registration Statement the Registrable Securities of such Holder of Registrable Securities shall not result in any liability on the part of the Company to such Holder.

(b) Each Holder hereby agrees with the Company that it shall not be entitled to sell any of its Registrable Securities pursuant to the Shelf Registration Statement or to receive a prospectus relating thereto, unless: (i) its Registrable Securities are or will be, immediately prior to the completion of their sale pursuant to the Shelf Registration Statement and the prospectus relating thereto, in the form of ADSs, and (ii) such Holder has paid or will pay, prior to the completion of the sale of Registrable Securities pursuant to the Shelf Registration Statement and the prospectus relating thereto, the fees, if any, payable to the ADS Depositary Bank in connection with issuance by the ADS Depositary Bank of ADSs as Registrable Securities.

(c) The Company will cooperate with the Holders of the Registrable Securities and the ADS Depositary Bank to facilitate (i) the transfer of the Ordinary Shares representing such Registrable Securities by such Holders to the ADS Depositary Bank in connection with the creation of ADSs to be sold pursuant to the Shelf Registration Statement, which Ordinary Shares shall be free of any liens or encumbrances; (ii) the recording in the Company’s share register of such transfers by such Holders to the ADS Depositary Bank; and (iii) the delivery of such ADSs to the respective securities accounts of such Holders.

(d) The Company will maintain the effectiveness of its registration statement on Form F-6 which registers a number of ADSs that is sufficient to allow the Holders to exercise their rights under, and sell their Registrable Securities in the United States in the manner contemplated by, Article I of this Agreement.

1.5 Registration Indemnification.

(a) Each Holder shall, severally and not jointly, indemnify the Company, its directors, officers, shareholders, employees, accountants, attorneys and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Shelf Registration Statement, prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus, Free Writing Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding such Holder furnished to the Company by or on behalf of such Holder expressly for inclusion in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto.

(b) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Person’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any such statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

(c) The indemnification and contribution provided for under this Agreement shall survive the sale of the Registrable Securities and the termination of this Agreement.

ARTICLE II

DEFINITIONS

2.1 Defined Terms. Capitalized terms when used in this Agreement shall have the following meanings:

“ADSs” shall mean American depositary shares of the Company, each representing one Ordinary Share on the date hereof, but subject to any modification of such ratio that may be agreed between the Company and the ADS Depositary Bank.

“ADS Depositary Bank” means The Bank of New York Mellon as depositary under a deposit agreement, as amended and supplemented, relating to the ADSs among the Company, the ADS Depositary Bank and all holders from time to time of American depositary receipts issued thereunder evidencing ADSs, or any successor bank that acts as depositary for the ADSs.

“Blackout Period” shall mean, in the event that the Board of Directors, the chief executive officer, the executive chairman or the chief financial officer of the Company determines in good faith that the registration or sale of Registrable Securities would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company, a period of up to sixty (60) days; provided that a Blackout Period may not occur more than two (2) times in any period of twelve (12) consecutive months or last, together with any other Blackout Period, in the aggregate, for more than sixty (60) days in a 180 day period;.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banks located in New York, New York or Belgium are authorized or required by Law to remain closed for the conduct of regular banking business.

“Commission” shall mean the U.S. Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Convertible Bonds” shall mean the convertible bonds issued by the Company and held by each Holder as of the date such Holder agrees in writing to agrees in writing to become bound by and become subject to this Agreement.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” shall mean September 30, 2016.

“Form F-3” shall mean a Form F-3 registration statement under the Securities Act or any successor form thereto.

“Form F-6” shall mean a Form F-6 registration statement under the Securities Act for depositary shares evidenced by American depositary receipts or any successor form thereto.

“Governmental Authority” shall mean any international, supranational, national, provincial, regional, federal, state, county, municipal or local government, any instrumentality, subdivision, court, tribunal, panel, department, administrative hearing department, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental, or applicable exchange, self-regulatory organization, including FINRA, or any private body exercising any administrative, executive, judicial, legislative, policy, regulatory, taxing, importing or other governmental or quasi-governmental authority or power of any nature, in each case whether U.S. or foreign.

“Holder” shall mean each holder of Registrable Securities that is a Party to this Agreement.

“Law” shall mean any federal, state, local, foreign or international law (including common law), code, treaty, bulletin, administrative or judicial doctrine, statute, regulation, ordinance, rule, judgment, order, decree, award, approval, concession, grant, franchise, directive, guideline, policy, requirement, permit or other governmental restriction or any similar form of decision or approval of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Ordinary Shares” shall mean ordinary shares of the Company, no par value per share.

“Party” shall mean any party to this Agreement.

“Person” shall mean any natural person, corporation, general partnership, limited partnership, limited or unlimited liability company, proprietorship, association, trust, joint venture, joint stock company, unincorporated organization, other business entity or Governmental Authority.

“Registrable Securities” shall mean (i) means the Ordinary Shares (including Ordinary Shares represented by ADSs) held by each Holder as of the date such Holder agrees in writing to become bound by and become subject to this Agreement, (ii) any Ordinary Shares (including Ordinary Shares represented by ADSs) issued or issuable to any Holder pursuant to the Warrants, (iii) any Ordinary Shares (including Ordinary Shares represented by ADSs) issued or issuable to any Holder pursuant to the Convertible Bonds, and (iv) any Ordinary Shares (including Ordinary Shares represented by ADSs) received in respect of the securities referred to in clauses (i), (ii) or (iii) in connection with any share split or subdivision, share dividend, distribution, recapitalization or similar transaction; provided that any such Ordinary Shares (including Ordinary Shares represented by ADSs) shall cease to be Registrable Securities upon the earliest of (A) when they are sold by a Holder, whether pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or otherwise (including the sale thereof in the form of ADSs registered pursuant to an effective registration statement on Form F-6), (B) when they shall have ceased to be outstanding, and (C) when they may be sold pursuant to Rule 144 under the Securities Act without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act and without restriction on the basis of volume or manner of sale limitations.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Warrants” shall mean the warrants issued by the Company pursuant to either the Company’s 2007 Stock Warrant Plan, 2013 Warrants Rules and Regulations, 2014 Warrants Rules and Regulations or Warrants 2015 – Regulations and held by each Holder as of the date such Holder agrees in writing to agrees in writing to become bound by and become subject to this Agreement.

2.2 Interpretation. Whenever used herein, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the words “hereof” and “herein” and similar words shall be construed as references to this Agreement as a whole and not limited to the particular Article, Section or Exhibit in which the reference appears. Unless the context otherwise requires, references herein: (x) to Articles, Sections and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Exhibits attached hereto shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings of the Articles and Sections are for convenience of reference only and do not affect the interpretation of any of the provisions hereof.

ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement shall terminate on the earliest of (a) upon 30 days’ prior written notice at any time following the one (1) year anniversary of the original effectiveness of the Shelf Registration Statement by the Company to the Holders, (b) upon written notice at any time the Company is not eligible to file a registration statement on Form F-3 by the Company to the Holders, (c) with respect to any Holder, the date on which such Holder ceases to own any Registrable Securities, or (d) with respect to any Holder, upon written notice at any time by such Holder to the Company; provided that in the event of any termination pursuant to this clause (d), any such Holder shall not use the Shelf Registration Statement and the prospectus relating thereto to sell any of the Registrable Securities during any Blackout Period pending at the time of such termination. Section 1.5 and Articles II and III shall survive any termination.

3.2 Notices. All notices, requests and other communications under or by reason of this Agreement must be in writing and will be deemed to have been duly given (a) when personally delivered, (b) when transmitted (except, if not a Business Day, then the next Business Day) by facsimile or email, or (c) upon receipt of such notice by the intended Party if sent by any other means. Notices, requests and other communications, in each case to the respective Parties, shall be sent to the applicable address or facsimile number set forth below or on such Party’s signature page, as applicable (or at such other address or facsimile number as the Party shall furnish the other Parties in accordance with this Section 3.2):

(a) If to a Holder, then to the address set forth on such Holder’s signature page.

(b) If to the Company, to:

Materialise NV

Technologielaan 15,

3001 Leuven, Belgium

Attn:                 Carla Van Steenbergen

Facsimile:        +32 (16) 396 600

Email:              carla.vansteenbergen@materialise.be

with a copy (which shall not constitute notice) to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Attn:                 Per B. Chilstrom

Facsimile:        (212) 878-8375

Email:              per.chilstrom@cliffordchance.com

3.3 Successors and Assigns. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the Company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Any attempted assignment in violation of this Section 3.3 shall be void.

3.4 Governing Law. THIS AGREEMENT AND ALL CLAIMS, ACTIONS, SUITS OR LEGAL PROCEEDINGS OF ANY KIND (WHETHER AT LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT (INCLUDING THE EXHIBITS HERETO), OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

3.5 Counterparts.

(a) This Agreement may be executed in any number of counterparts, all of which will constitute one and the same instrument.

(b) Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(c) No Party hereto shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract, and each such Party forever waives any such defense.

3.6 Entire Agreement. This Agreement, including all Exhibits hereto, supersede all prior and contemporaneous discussions and agreements, both written and oral, among the Parties with respect to the subject matter hereof and constitute the sole and entire agreement among the Parties to this Agreement with respect to the subject matter hereof and thereof.

3.7 Amendment and Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of outstanding Registrable Securities; provided, however, that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or Holders of Registrable Securities and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holder or Holders of at least a majority of the Registrable Securities affected by such waiver or consent; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 3.7, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

3.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

3.9 No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective successors and permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other Person other than the Persons indemnified under Section 1.5.

3.10 Majority of Registrable Securities. For purposes of determining what constitutes Holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall mean Holders of a majority of the Ordinary Shares underlying the Registrable Securities, treating, without duplication, (i) each holder of Warrants or Convertible Bonds as the holder of the underlying Ordinary Shares issuable upon exercise of such Warrants or conversion of such Convertible Bonds, and (ii) treating each holder of ADSs (if any) that constitute Registrable Securities as the holder of the underlying Ordinary Shares represented by such ADSs.

[The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

MATERIALISE NV

By:	/s/ Wilfried Vancraen
Name: Wilfried Vancraen
Title: Chief Executive Officer

[Company Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Johan Albrecht

Signature:	/s/ Johan Albrecht

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Sabine Demey

Signature:	/s/ Sabine Demey

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Nico Foqué

Signature:	/s/ Nico Foqué

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Pol Ingelaere

Signature:	/s/ Pol Ingelaere

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Hilde Ingelaere

Signature:	/s/ Hilde Ingelaere

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Jürgen Ingels

Signature:	/s/ Jürgen Ingels

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Jurgen Laudus

Signature:	/s/ Jurgen Laudus

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Peter Leys

Signature:	/s/ Peter Leys

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Wim Y.L. Michiels

Signature:	/s/ Wim Y.L. Michiels

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Stefaan Motte

Signature:	/s/ Stefaan Motte

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Johan Pauwels

Signature:	/s/ Johan Pauwels

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Bart Van der Schueren

Signature:	/s/ Bart Van der Schueren

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Carla Van Steenbergen

Signature:	/s/ Carla Van Steenbergen

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Wilfried Vancraen

Signature:	/s/ Wilfried Vancraen

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Jos Vander Sloten

Signature:	/s/ Jos Vander Sloten

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
HOLDER:

By:
Name:
Title:

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:	Brigitte Veithen

Signature:	/s/ Brigitte Veithen

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
		HOLDER:	Ailanthus NV

By:	/s/ Wilfried Vancraen	By:	/s/ Hilde Ingelaere
	Name: Wilfried Vancraen		Name: Hilde Ingelaere
	Title: Director		Title: Director

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:

Signature:

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

FOR ENTITY HOLDERS:

NAME OF
		HOLDER:	Idem

By:	/s/ Wilfried Vancraen	By:	/s/ Hilde Ingelaere
	Name: Wilfried Vancraen		Name: Hilde Ingelaere
	Title: Director		Title: Director

FOR INDIVIDUAL HOLDERS:

NAME OF HOLDER:

Signature:

HOLDER CONTACT INFORMATION:

ADDRESS:

ATTENTION:

FACSIMILE:

EMAIL:

[Holder Signature Page to Registration Rights Agreement]

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering ordinary shares previously issued to and the ordinary shares issuable upon exercise of warrants or conversion of convertible bonds held by the selling shareholders for sale of these ordinary shares in the form of ADSs from time to time after the date of this prospectus. We have agreed to keep the registration statement of which this prospectus forms a part current and cause it to remain effective until such time the securities covered by the registration statement have been sold or otherwise cease to be registrable securities under the registration rights agreement, or the date on which the registration rights agreement is terminated. We will not receive any of the proceeds from sales by the selling shareholders of the ADSs. We will bear all fees and expenses incident to our obligation to register the ordinary shares, except that the selling shareholders will pay any and all (i) commissions and transfer taxes, if any, attributable to sales of ADSs, (ii) the fees, if any, payable to the depositary in connection with issuance by the depositary of ADSs, or (iii) the fees, disbursements and expenses of their counsel.

The selling shareholders may sell all or a portion of the ADSs offered hereby from time to time directly or through one or more broker-dealers or agents. The ADSs may be sold in one or more transactions at fixed prices which may be changed, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be affected in transactions, which may involve crosses or block transactions:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling ADSs to or through broker-dealers or agents, such broker-dealers or agents may receive commissions in the form of concessions or commissions from the selling shareholders or commissions from purchasers of the ADSs for whom they may act as agent or to whom they may sell as principal (which concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the ADSs or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the ADSs in the course of hedging in positions they assume. The selling shareholders may also sell ADSs short and deliver ADSs covered by this prospectus to close out short positions and to return borrowed ADSs in connection with such short sales. The selling shareholders may also loan or pledge ADSs to broker-dealers that in turn may sell such ADSs.

The selling shareholders may pledge or grant a security interest in some or all of the ordinary shares owned by them and, if they default in the performance of their secured obligations, with our consent in our sole discretion, the pledgees or secured parties may offer and sell the ordinary shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the ordinary shares in other circumstances in which case, with our consent in our sole discretion, the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the ADSs may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the ADSs is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of ADSs being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. In compliance with the Financial Industry Regulatory Authority, Inc. (or FINRA) guidelines, the maximum commission or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate amount of the securities offered pursuant to this prospectus.

There can be no assurance that the selling shareholders will sell any or all of the ADSs registered pursuant to the registration statement of which this prospectus forms a part.

In order to comply with applicable securities laws of some states or countries, the ADSs may only be sold in those jurisdictions through registered or licensed brokers or dealers and in compliance with applicable laws and regulations. In addition, in certain states or countries the ADSs may not be sold unless they have been registered or qualified for sale in the applicable state or country or an exemption from the registration or qualification requirements is available.

The selling shareholders and any other person participating in a distribution of the ADSs will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, or the Exchange Act which may limit the timing of purchases and sales of any of the ADSs by the selling shareholders and any other participating person. Regulation M of the Exchange Act may also restrict the ability of any person engaged in a distribution of the ADSs to engage in market-making activities, if any, with respect to the ADSs. All of the foregoing may affect the marketability of the ADSs and the ability of any person or entity to engage in market-making activities with respect to the ADSs.

We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus or we may be entitled to contribution, in accordance with the registration rights agreement we entered into with the selling shareholders.

Once sold under the registration statement of which this prospectus forms a part, the ADSs will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT B

MATERIALISE NV

SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

The undersigned is the beneficial owner of Materialise NV (the “Company”) ordinary shares, no par value per share (the “Ordinary Shares”), warrants (the “Warrants”), which are exercisable to purchase Ordinary Shares (the “Warrant Shares”), and/or convertible bonds (the “Convertible Bonds”), which are convertible into Ordinary Shares (the “Convertible Bond Shares”). The undersigned has been advised that the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement for the registration and resale of Ordinary Shares held by the undersigned, Warrant Shares that may be issued to the undersigned upon exercise of the Warrants and/or Convertible Bond Shares that may be issued to the undersigned upon conversion of the Convertible Bonds, in each case in the form of American Depositary Shares (“ADSs”). This registration statement is referred to as the “Shelf Registration Statement.” The Ordinary Shares, Warrant Shares and Convertible Bond Shares being registered for resale are referred to as the “Registrable Shares.” The Company is filing the Shelf Registration Statement in accordance with the terms of the Registration Rights Agreement, dated as of September 15, 2016 (the “Registration Rights Agreement”), among the Company and the Holders named therein, including the undersigned. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Registration Rights Agreement.

Generally, “beneficial ownership” means the sole or shared power to vote or dispose of the securities in question. This concept is very important to the SEC and the following definition explains the concept further. By virtue of the ownership or co-ownership of a security, directly or indirectly, through any contract, arrangement, understanding, relationship or any other means, to have or share: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security.

You are understood to be the beneficial owner of a security if, directly or indirectly, you create or use a trust, proxy, power of attorney, pooling arrangement, combination or any other contract or device with the purpose or effect of transmitting or maintaining ownership of a security.

You are also understood to be the beneficial owner of a security if you have the right to acquire the beneficial ownership of such security, at any time, within a period of 60 days, including, without limitation, any right to acquire it: (i) through the exercise of any option, warrant, certificate for the purchase of shares or rights, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

All shares beneficially owned by you, regardless of the manner of such ownership, should be counted together when calculating the total amount of shares you beneficially own. Please note that more than one person may beneficially own the same security.

The scope of the foregoing definition is broad, and even if you do not have voting rights or the right to invest with regards to the shares beneficially owned by members of your family or people living in your household, you should include those shares in your statement and, if applicable, state that you do not beneficially own them.

In order to sell or otherwise dispose of any Registrable Shares pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Shares generally will be required to be named as a selling shareholder in the related prospectus, deliver a prospectus to purchasers of Registrable Shares and be bound by those provisions of the Registration Rights Agreement (including certain indemnification provisions as described below). Any beneficial owner of Registrable Shares desiring to include its Registrable Shares in the Shelf Registration Statement must promptly deliver to the Company a properly completed and signed Notice and Questionnaire. Please provide all responses by September 15, 2016.

Certain legal consequences arise from being named as selling shareholders in the Shelf Registration Statement and the related prospectus. Investors and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Shelf Registration Statement and the related prospectus or, for those choosing to sell under Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “1933 Act”), the requirements of Rule 144.

NOTICE

The undersigned beneficial owner (the “Shareholder”) hereby gives notice to the Company of its intention to have included in the Shelf Registration Statement the Registrable Shares beneficially owned by it and listed below in Item 3(b). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, and subject to certain limitations described therein, the undersigned has agreed to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 1.5 of the Registration Rights Agreement, the Company, each of its directors, officers, shareholders, employees, accountants, attorneys and agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), against certain Losses to which any of them have become subject, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Shelf Registration Statement or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, solely to the extent, but only to the extent, that such untrue statement or omission is made in the Shelf Registration Statement in reliance upon and in conformity with written information regarding such Shareholder furnished to the Company by or on behalf of such Shareholder expressly for inclusion in the Shelf Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full legal name of Shareholder (i.e., beneficial owner) of the Registrable Shares listed in Item 3 below:

(b) Full legal name of the record holder, including the name of the broker dealer, if applicable, through which Registrable Shares listed in Item 3 below are held:

(c) Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Shares listed in Item 3 below are held:

2.	Address for notices to Shareholder:
Telephone:
Fax:
Email address:
Contact Person:

3.	Beneficial ownership of Registrable Shares

Please state the name of each person who has voting or investment power over the Registrable Shares indicated below. Voting power includes the power to vote, or to direct the voting of, the Registrable Shares held by the undersigned. Investment power includes the power to dispose, or to direct the disposition of, the Registrable Shares held by the undersigned directly or indirectly, through any contract, arrangement, understanding or relationship. Please provide the requested information for each such person:

(a)

Number of Registrable Shares (which includes Warrant Shares issuable upon exercise of the Warrants and Convertible Bond Shares issuable upon conversion of the Convertible Bonds, as applicable) beneficially owned:

Sole voting power:

Shared voting power:

Sole investment power:

Shared investment power:

(b) Number of Registrable Shares which the undersigned wishes to be included in the Shelf Registration Statement: Sole voting power: Shared voting power: Sole investment power: Shared investment power:

4.	Beneficial ownership of Company securities, other than Registrable Shares listed in Item 3(a) above, owned by the Shareholder:
Type and amount of other securities beneficially owned by the Shareholder:

5.	Relationship with the Company:

(a)	Has the Shareholder or any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Shareholder) held any position or office or has the Shareholder had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐  Yes.

☐  No.

(b)	If “Yes,” please state the nature and duration of the relationship with the Company:

6.	(a) Broker-Dealer Status

Is the Shareholder a broker-dealer registered pursuant to Section 15 of the 1934 Act?

☐  Yes.

☐  No.

Note that we will be required to identify any registered broker-dealer as an underwriter in the Shelf Registration Statement and related prospectus.

If the Shareholder is a registered broker-dealer, please indicate whether the Shareholder purchased its Registrable Shares for investment or acquired them as transaction-based compensation for investment banking or similar services.

If the Shareholder is a registered broker-dealer and received its Registrable Shares other than as transaction-based compensation, the Company is required to identify the Shareholder as an underwriter in the Shelf Registration Statement and related prospectus.

(b)	Affiliation with Broker-Dealers:

Is the Shareholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes.

☐ No.

If “Yes,” please answer the remaining questions in this section.

(i)	Please describe the affiliation between the Shareholder and any registered broker-dealers:

(ii)	If the Registrable Shares were purchased by the Shareholder other than in the ordinary course of business, please describe the circumstances:

(iii)	If the Shareholder, at the time of its purchase of Registrable Shares, has had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares, please describe such agreements or understandings:

Note that if the Shareholder is an affiliate of a broker-dealer and did not purchase its Registrable Shares in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we must identify the Shareholder as an underwriter in the Shelf Registration Statement and related prospectus.

7.	Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Shares.

(a) Is the Shareholder a natural person?
☐ Yes.
☐ No.
If the Shareholder answered “Yes” to Item 7(a), please proceed to Item 8 below.

(b)    Is the Shareholder required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the 1934 Act?

☐ Yes.
☐ No.
(c) State whether the Shareholder is an investment company, or a subsidiary of an investment company, registered under the U.S. Investment Company Act of 1940, as amended:
☐ Yes.
☐ No.
If a subsidiary, please identify the publicly held parent entity:

(d)    If the Shareholder answered “No” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Shareholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until the Shareholder reaches natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Shares:

*** PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS ***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

8.	Plan of Distribution:

The Shelf Registration Statement must disclose the manner in which the Shareholder’s Registrable Shares will be sold. Exhibit A of the Registration Rights Agreement sets forth the text of the Plan of Distribution substantially in the form in which it will appear in the Shelf Registration Statement. The Plan of Distribution describes the ways in which the Shareholder’s Registrable Shares may be sold. Please confirm the information set forth in Exhibit A to the Registration Rights Agreement.

State any exceptions here:

Note:	In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Shares without the prior agreement of the Company.

The Company hereby advises each Shareholder of Compliance and Disclosure Interpretation 239.10 published by the Division of Corporation Finance of the SEC, as set forth below, regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the Shareholder will be deemed to be aware of the foregoing interpretation.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the 1934 Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Shares pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Shareholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to the above questions and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Shareholder and received by the Company the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Shareholder with respect to the Registrable Shares beneficially owned by such Shareholder and listed in Item 3 above. This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts-of-laws provisions thereof.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated: 15 September 2016

Beneficial Owner:

By:
Name:
Title:

Please return the completed and executed notice and questionnaire to:

MATERIALISE NV

Technologielaan 15

3001 Leuven, Belgium

Facsimile: +32 (16) 396 600

Attention: Carla Van Steenbergen

With an electronic mail copy to:

carla.vansteenbergen@materialise.be